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                                                                   EXHIBIT 10.33

                   AMENDMENT TO AGREEMENT DATED JULY 29, 1999


         This amendment (the "Amendment") to Agreement ("Agreement") dated July 29, 1999 by and between Dr. Graham J. Siddall ("Siddall") and Credence Systems Corporation ("Credence") is dated as of March 7, 2000.

         WHEREAS, the Company and Siddall entered into the Agreement to cover a variety of employment matters;

         WHEREAS, the Board of Directors and Dr. Siddall would like to amend the Agreement to modify one of the provisions therein;

         NOW THEREFORE BE IT RESOLVED, that for good and valuable consideration, receipt of which is hereby acknowledged, the parties agree that the section entitled "Change of Control" be and hereby is amended and restated to read in full as follows:

                  "CHANGE OF CONTROL: Provided the parties enter into a mutual general release, mutual nondisparagement and nonsolicitation and confidentiality agreement, in the event of a (i) Change of Control (as defined in the Credence Systems Corporation Addendum to the Stock Option Agreement), and (ii) at any time after such Change of Control, the Company or its successor terminates you without Cause or you leave for Good Reason or you die, the Company or its successor shall pay you or your estate as soon as practicable after such date of termination an amount equal to 200% of your then effective annual base salary and 200% of your target bonus and the Company shall immediately accelerate the vesting on all your unvested stock options."

         RESOLVED FURTHER that no other changes shall be made to the Agreement with this Amendment and the Agreement shall remain in full force and effect as so amended by this Amendment.

         IN WITNESS WHEREOF, the parties below hereby ratify and approve this Amendment.

                                       CREDENCE SYSTEMS CORPORATION


                                       /S/WARREN T. LAZAROW
                                       -----------------------------------------


                                       /S/GRAHAM J. SIDDALL
                                       -----------------------------------------
                                       GRAHAM J. SIDDALL